Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers	Revenue from Contracts with Customers
In the Revenue Recognition section of Note 2, “Significant Accounting Policies”, the Company discloses that revenue earned from vehicle rentals and from other forms of rental related activities wherein an identified asset is transferred to the customer and the customer has the ability to control that asset, are accounted for under Topic 842, which the Company adopted in accordance with the effective date on January 1, 2019. Prior to the adoption of Topic 842, the Company accounted for such revenue under Topic 606 for the year ended December 31, 2018.

The following disclosures are in accordance with Topic 606 for the year ended December 31, 2018. See Note 10, "Leases" for disclosures in accordance with Topic 842 for the years ended December 31, 2020 and 2019.

The Company operates at airport rental locations in the U.S. and internationally ("airport") and at off airport locations also in the U.S. and internationally ("off airport"). The Company's airport rental customers are primarily airline travelers; whereas the Company's off airport rental customers include people who prefer to rent vehicles closer to their home or place of work for business or leisure purposes, as well as those needing to travel to or from airports. The Company's off airport customers also include people who have been referred by, or whose rental costs are being wholly or partially reimbursed by, insurance companies following accidents in which their vehicles were damaged, those expecting to lease vehicles that are not yet available from their leasing companies and replacement renters. In addition, the Company's off airport customers include TNC drivers.

The following table presents revenues from contracts with customers by reportable segment and disaggregated by product/service and type of location and customer for the year ended December 31, 2018:

	Year Ended December 31, 2018
(In millions)	Americas RAC	International RAC	All Other Operations	Consolidated
Vehicle rental and rental related:
Airport	$4,664	$1,089	$—	$5,753
Off airport	1,954	769	—	2,723
Total vehicle rental and rental related	6,618	1,858	—	8,476

Other:
Licensee revenue	32	145	—	177
Ancillary retail vehicle sales	103	—	—	103
Fleet management	—	—	45	45
Total other	135	145	45	325
Total revenue from contracts with customers	$6,753	$2,003	$45	$8,801

The Company recognizes receivables and liabilities resulting from its contracts with customers. Contract receivables primarily consist of receivables from customers for vehicle rentals. Contract liabilities primarily consist of obligations to customers for prepaid vehicle rentals and related to the Company’s points-based loyalty programs.

The contract liability balance as of December 31, 2018 is $341 million and is included in accrued liabilities in the accompanying consolidated balance sheet. The revenue recognized during the year ended December 31, 2018 for such contract liabilities is $127 million. Additionally, the Company elected to apply the practical expedient where the value of unsatisfied performance obligations for sales-based royalty fees from franchisees is not disclosed.
During the year ended December 31, 2018, based on the net impact of loyalty points earned and redeemed by customers, the Company recorded a net revenue deferral of $7 million. As of December 31, 2018, the value of unredeemed loyalty points is $272 million, which is recorded as a contract liability in accrued liabilities in the accompanying consolidated balance sheet.